UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2006

DONALDSON COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7891	41-0222640
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1400 West 94th Street Minneapolis, MN 55431
(Address of principal executive offices) (Zip Code)

(952) 887-3131
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events and Regulation FD Disclosure

        On May 15, 2006, the Company announced that it had been selected by DaimlerChrysler to supply emission aftertreatment device packaging for its medium-duty engines in the U.S. market for 2007 through 2009. A copy of the press release that discusses these matters is filed as Exhibit 99.1 to and incorporated by reference in, this report.

Item 9.01. Financial Statements and Exhibits.

(c)    Exhibits.

99.1	Press Release, dated May 15, 2006, issued by Donaldson Company, Inc.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 15, 2006

DONALDSON COMPANY, INC.

By:	/s/ Thomas R. VerHage

Name: Thomas R. VerHage
Title: Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 15, 2006, issued by Donaldson Company, Inc.